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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported): SEPTEMBER 20, 2001
                                                  ------------------



                            SELECT THERAPEUTICS INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)



    DELAWARE                    000-27353                     98-0169105
   ---------                   -----------                -------------------
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


      50 CUMMINGS PARK, WOBURN, MASSACHUSETTS                   01801
      ---------------------------------------------------------------
      (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code: (781) 939-0995
                                                         --------------




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ITEM 5.   OTHER EVENTS.
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On September 20, 2001, the Registrant publicly disseminated a press release announcing the resignation of Steven Peltzman the Registrant's CEO and a Director of the Registrant and Chairman of the Board of the Registrant's joint venture with Cytomatrix LLC, Cell Science Therapeutics, Inc. Mr. Peltzman resigned to pursue personal opportunities. The Registrant has appointed Dr. Andrew Muir as its CEO and as a Director of the Registrant. Dr. Muir comes to SELECT with over 30 years of management experience in the US and Europe. For twenty years he was with the Perkin Elmer Corporation (now Applera Corporation) where he served in a number of managerial capacities. He then worked with a number of smaller companies, notably MediSense and ChemCore (now Caliper Technologies) as a senior executive manager. Dr. Muir has worked with a number of other biomedical companies as a senior executive focused on product development. He is a member of the Board of Directors of a number of private technology companies. Dr. Muir holds a PhD in Physical Chemistry is from Oxford University (England) and also holds an MBA from Pace University (New York).

The Registrant also announced that Mr. Thomas Reardon would become Vice-Chairman of the Registrant's Board of Directors. Mr. Reardon joined the Registrant as a Director in January 1999. He is the CEO of Cambio Health Solutions, LLC, an affiliate of Quorum Health Resources, LLC and is also "of counsel" to the law firm Greenberg, Traurig in its Boston office. In addition, Mr. Reardon serves as a director of numerous organizations in the healthcare field.

A copy of the press release is included herein as Exhibit 99.1. The information contained in the press release is incorporated by reference into this Item 5 and the foregoing description of such document is qualified in its entirety by reference to this exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibit.

99.1      The Registrant's Press Release dated September 20, 2001.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SELECT THERAPEUTICS INC.
                                         ------------------------
                                         (Registrant)


                                         /s/ Michelle C. Guertin
Date: September 25, 2001                 -----------------------------------
                                         Michelle C. Guertin
                                         Chief Accounting Officer






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                                  EXHIBIT INDEX
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EXHIBIT                                                          SEQUENTIAL
NUMBER          DESCRIPTION                                     PAGE NUMBER
-------         -----------                                     -----------
99.1       The Registrant's Press Release                           5
           dated September 20, 2001






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